EX-99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2011	2010	2011	2010

OPERATING REVENUES:
Gas utility	$226.3	$261.3	$819.1	$954.1
Electric utility	143.5	138.9	635.9	608.0
Nonutility	257.6	163.9	870.2	567.4
Total operating revenues	627.4	564.1	2,325.2	2,129.5

OPERATING EXPENSES:
Cost of gas sold	101.0	133.0	375.4	504.7
Cost of fuel and purchased power	53.5	54.7	240.4	235.0
Cost of nonutility revenues	118.7	72.7	385.3	243.3
Other operating	166.7	140.0	652.2	538.4
Depreciation and amortization	62.3	58.5	244.3	229.1
Taxes other than income taxes	14.2	15.3	57.6	62.2
Total operating expenses	516.4	474.2	1,955.2	1,812.7

OPERATING INCOME	111.0	89.9	370.0	316.8

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	2.6	5.3	(32.0)	(8.6)
Other income/(expense) - net	(9.4)	2.8	(3.5)	4.8
Total other income (expense)	(6.8)	8.1	(35.5)	(3.8)

INTEREST EXPENSE	25.8	26.6	106.5	104.6

INCOME BEFORE INCOME TAXES	78.4	71.4	228.0	208.4

INCOME TAXES	31.8	26.0	86.4	74.7

NET INCOME	46.6	45.4	141.6	133.7

AVERAGE COMMON SHARES OUTSTANDING	81.9	81.5	81.8	81.2
DILUTED COMMON SHARES OUTSTANDING	81.9	81.6	81.8	81.3

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.56	$0.56	$1.73	$1.65

DILUTED	$0.56	$0.56	$1.73	$1.64

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions - Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2011	2010	2011	2010

OPERATING REVENUES:
Gas utility	$226.3	$261.3	$819.1	$954.1
Electric utility	143.5	138.9	635.9	608.0
Other	0.5	0.4	2.0	1.6
Total operating revenues	370.3	400.6	1,457.0	1,563.7

OPERATING EXPENSES:
Cost of gas sold	101.0	133.0	375.4	504.7
Cost of fuel and purchased power	53.5	54.7	240.4	235.0
Other operating	81.3	75.9	313.1	299.2
Depreciation and amortization	48.4	47.7	192.3	188.2
Taxes other than income taxes	13.3	14.5	54.0	59.6
Total operating expenses	297.5	325.8	1,175.2	1,286.7

OPERATING INCOME	72.8	74.8	281.8	277.0

OTHER INCOME - NET	0.3	1.5	4.3	5.4

INTEREST EXPENSE	19.1	20.4	80.3	81.4

INCOME BEFORE INCOME TAXES	54.0	55.9	205.8	201.0

INCOME TAXES	23.9	22.3	82.9	77.1

NET INCOME	$30.1	$33.6	$122.9	$123.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)

	December 31,	December 31,
	2011	2010

ASSETS
Current Assets
Cash & cash equivalents	$8.6	$10.4
Accounts receivable - less reserves of $6.7 &
$5.3, respectively	221.3	176.6
Accrued unbilled revenues	121.5	162.0
Inventories	161.9	187.1
Recoverable fuel & natural gas costs	12.4	7.9
Prepayments & other current assets	84.3	101.2
Total current assets	610.0	645.2

Utility Plant
Original cost	4,979.9	4,791.7
Less: accumulated depreciation & amortization	1,947.3	1,836.3
Net utility plant	3,032.6	2,955.4

Investments in unconsolidated affiliates	92.9	135.2
Other utility & corporate investments	34.4	34.1
Other nonutility investments	29.6	40.9
Nonutility plant - net	550.8	488.3
Goodwill - net	262.3	242.0
Regulatory assets	226.0	189.4
Other assets	40.3	33.7
TOTAL ASSETS	$4,878.9	$4,764.2

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$185.8	$183.7
Accounts payable to affiliated companies	36.8	59.6
Accrued liabilities	181.1	178.4
Short-term borrowings	227.1	118.3
Current maturities of long-term debt	62.7	250.7
Long-term debt subject to tender	-	30.0
Total current liabilities	693.5	820.7

Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,559.6	1,435.2

Deferred Income Taxes & Other Liabilities
Deferred income taxes	575.7	515.3
Regulatory liabilities	345.2	333.5
Deferred credits & other liabilities	239.4	220.6
Total deferred credits & other liabilities	1,160.3	1,069.4

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
81.9 and 81.7 shares, respectively	692.6	683.4
Retained earnings	786.2	759.9
Accumulated other comprehensive income (loss)	(13.3)	(4.4)
Total common shareholders' equity	1,465.5	1,438.9
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,878.9	$4,764.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Twelve Months
	Ended December 31
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$141.6	$133.7
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	244.3	229.1
Deferred income taxes & investment tax credits	71.7	69.3
Equity in (earnings) losses of unconsolidated affiliates	32.0	8.6
Provision for uncollectible accounts	11.8	16.8
Expense portion of pension & postretirement benefit cost	9.0	10.0
Gain on sale of business in 2011, net of other non-cash charges	(0.1)	15.9
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	(17.5)	(48.3)
Inventories	(26.1)	(19.3)
Recoverable/refundable fuel & natural gas costs	(4.5)	(30.2)
Prepayments & other current assets	17.9	(23.5)
Accounts payable, including to affiliated companies	(21.2)	5.5
Accrued liabilities	6.4	10.2
Unconsolidated affiliate dividends	0.1	42.7
Employer contributions to pension & postretirement plans	(38.8)	(22.0)
Changes in noncurrent assets	0.3	(7.6)
Changes in noncurrent liabilities	(10.0)	(6.1)
Net cash flows from operating activities	416.9	384.8

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	148.9	124.2
Dividend reinvestment plan & other common stock issuances	7.9	14.0
Requirements for:
Dividends on common stock	(113.2)	(110.8)
Retirement of long-term debt	(349.1)	(49.3)
Other financing activities	(2.3)	(0.2)
Net change in short-term borrowings	208.8	(95.2)
Net cash flows from financing activities	(99.0)	(117.3)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Sale of business	84.3	-
Unconsolidated affiliate distributions	0.5	0.5
Other collections	1.1	10.8
Requirements for:
Capital expenditures, excluding AFUDC equity	(321.3)	(277.2)
Business acquisition, net of cash acquired	(83.4)	-
Other investments	(0.9)	(3.1)
Net cash flows from investing activities	(319.7)	(269.0)

Net change in cash & cash equivalents	(1.8)	(1.5)
Cash & cash equivalents at beginning of period	10.4	11.9
Cash & cash equivalents at end of period	$8.6	$10.4

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2011	2010	2011	2010

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$19.0	$21.7	$52.5	$53.7
Electric Utility Services	11.9	9.5	65.0	60.9
Other Operations	(0.8)	2.4	5.4	9.3
Total Utility Group	30.1	33.6	122.9	123.9

Nonutility Group
Infrastructure Services	3.8	0.9	14.9	3.1
Energy Services	5.1	2.2	6.7	6.4
Coal Mining	0.7	3.8	16.6	11.9
Energy Marketing
Vectren Source	17.7	2.9	18.7	3.7
ProLiance	2.4	2.0	(22.9)	(7.9)

Other Businesses	(9.3)	-	(10.2)	(7.4)
Total Nonutility Group	20.4	11.8	23.8	9.8

Corporate and Other	(3.9)	-	(5.1)	-

Vectren Consolidated	$46.6	$45.4	$141.6	$133.7

EARNINGS PER SHARE:
Utility Group	$0.37	$0.42	$1.50	$1.53
Nonutility Group, excluding ProLiance	0.21	0.12	0.57	0.22
ProLiance	0.03	0.02	(0.28)	(0.10)
Corporate and Other	(0.05)	-	(0.06)	-

Reported EPS	$0.56	$0.56	$1.73	$1.65

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2011	2010	2011	2010

GAS OPERATING REVENUES (Millions):
Residential	$155.0	$181.7	$554.4	$652.0
Commercial	51.9	61.4	193.7	233.5
Industrial	16.8	16.7	59.8	57.3
Other Revenue	2.6	1.5	11.2	11.3
	$226.3	$261.3	$819.1	$954.1

GAS MARGIN (Millions):
Residential	$83.9	$86.7	$291.1	$298.6
Commercial	23.4	24.4	84.1	86.1
Industrial	15.2	15.5	56.4	52.2
Other	2.8	1.7	12.1	12.5
	$125.3	$128.3	$443.7	$449.4

GAS SOLD & TRANSPORTED (MMDth):
Residential	20.1	26.1	69.2	74.0
Commercial	8.8	10.7	30.7	32.2
Industrial	26.4	25.7	97.0	90.8
	55.3	62.5	196.9	197.0

AVERAGE GAS CUSTOMERS
Residential	902,667	901,735	899,210	897,715
Commercial	83,048	82,993	82,838	82,780
Industrial	1,647	1,652	1,644	1,638
	987,362	986,380	983,692	982,133

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)	88%	108%	100%	105%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2011	2010	2011	2010

ELECTRIC OPERATING REVENUES (Millions):
Residential	$42.5	$42.6	$212.2	$206.4
Commercial	38.8	36.2	159.7	149.7
Industrial	51.5	47.7	212.3	199.1
Other Revenue	3.1	3.2	9.2	9.1
Total Retail	135.9	129.7	593.4	564.3
Net Wholesale Revenues	7.6	9.2	42.5	43.7
	$143.5	$138.9	$635.9	$608.0

ELECTRIC MARGIN (Millions):
Residential	$30.7	$29.5	$150.7	$144.3
Commercial	26.0	23.2	105.1	96.9
Industrial	25.0	23.2	101.6	97.1
Other	2.8	2.9	8.5	8.5
Total Retail	84.5	78.8	365.9	346.8
Net Wholesale Margin	5.5	5.4	29.6	26.2
	$90.0	$84.2	$395.5	$373.0

ELECTRICITY SOLD (GWh):
Residential	289.4	324.7	1,498.6	1,603.5
Commercial	314.8	324.0	1,328.6	1,360.5
Industrial	670.2	610.6	2,744.8	2,630.3
Other Sales - Street Lighting	6.5	6.6	22.8	22.6
Total Retail	1,280.9	1,265.9	5,594.8	5,616.9
Wholesale	117.3	121.4	586.7	587.6
	1,398.2	1,387.3	6,181.5	6,204.5

AVERAGE ELECTRIC CUSTOMERS
Residential	123,003	122,907	122,961	122,857
Commercial	18,264	18,261	18,274	18,321
Industrial	112	111	111	108
Other	33	33	33	33
	141,412	141,312	141,379	141,319

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)			116%	134%
Heating Degree Days (Indiana)			91%	101%